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                                                          EXHIBIT 10.2

                               AMENDMENT NO. 1 TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


         AMENDMENT dated as of June 9, 1999 to the Amended and Restated Credit Agreement dated as of September 30, 1998 (the "CREDIT AGREEMENT") among VLASIC FOODS INTERNATIONAL INC. (the "COMPANY"), the BANKS party thereto, THE CHASE MANHATTAN BANK, as Syndication Agent, and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT") and Collateral Agent.

                              W I T N E S S E T H :

         WHEREAS, the parties hereto desire to amend the Credit Agreement to increase the interest rates and fees payable thereunder and to revise the financial and certain other covenants;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Defined Terms; References.

         (a) Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

         (b) The definition of "BASE RATE MARGIN" is amended as follows:

                  (i) paragraph (c) thereof is amended to read as follows:

                           (c) for each day during the period from and including
                  April 1, 1999 to but excluding July 1, 1999, a rate per annum equal to 1.000%;

                  (ii) paragraph (d) thereof is amended to read as follows:

                           (d) for each day during the period from and including
                  July 1, 1999 to but excluding the Grid Pricing Commencement
                  Date:
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                                    (i) if the Partial Refinancing shall have
                           been completed and the Company shall have issued Subordinated Debt in an aggregate principal amount of at least $200,000,000, a rate per annum equal to 1.000%; and

                                    (ii) otherwise, a rate per annum equal to
                           1.250%.

         (c) The definition of "CD MARGIN" is amended as follows:

                  (i) paragraph (c) thereof is amended to read as follows:

                           (c) for each day during the period from and including
                  April 1, 1999 to but excluding July 1, 1999, a rate per annum equal to 2.125%;

                  (ii) paragraph (d) thereof is amended to read as follows:

                           (d) for each day during the period from and including
                  July 1, 1999 to but excluding the Grid Pricing Commencement
                  Date:

                                    (i) if the Partial Refinancing shall have
                           been completed and the Company shall have issued Subordinated Debt in an aggregate principal amount of at least $200,000,000, a rate per annum equal to 2.125%; and

                                    (ii) otherwise, a rate per annum equal to
                           2.375%.

         (d) The definition of "CONSOLIDATED INTEREST EXPENSE" is amended by adding the expression "(excluding any debt issuance costs)" after the words "interest expense" in clause (i) thereof.

         (e) The definition of "CONSOLIDATED NET EARNINGS" is amended by adding the words "and to exclude the effect of any debt issuance costs" after the words Anon-recurring gain (but not loss)".

         (f) The definition of "EURO-DOLLAR MARGIN" is amended as follows:

                  (i) paragraph (c) thereof is amended to read as follows:

                           (c) for each day during the period from and including
                  April 1, 1999 to but excluding July 1, 1999, a rate per annum equal to 2.000%;

                  (ii) paragraph (d) thereof is amended to read as follows:


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
                           (d) for each day during the period from and including
                  July 1, 1999 to but excluding the Grid Pricing Commencement
                  Date:

                                    (i) if the Partial Refinancing shall have
                           been completed and the Company shall have issued Subordinated Debt in an aggregate principal amount of at least $200,000,000, a rate per annum equal to 2.000%; and

                                    (ii) otherwise, a rate per annum equal to
                           2.250%.

         (g) The definition of "FACILITY FEE RATE" is amended as follows:

                  (i) paragraph (b) thereof is amended by replacing the words "Grid Pricing Commencement Date" with the words "First Amendment Effective Date"; and

                  (ii) paragraph (c) thereof is re-lettered as paragraph (d) and the following is added as paragraph (c):

                           (c) for each day during the period from and including
                  the First Amendment Effective Date to but excluding the Grid Pricing Commencement Date, a rate per annum equal to 0.500%; and

         (h) The following definitions are added to Section 1.01 in the appropriate alphabetical order:

                  (i) "FIRST AMENDMENT BANK" means each Bank that delivers to the Administrative Agent on or before 5:00 p.m. (New York City time), on the later of (a) June 8, 1999 and (b) the date that the Administrative Agent notifies the Banks that the First Amendment Effective Date has occurred, a counterpart of Amendment No. 1 to this Agreement dated as of June 9, 1999 signed by such party, or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart thereof.

                  (ii) "FIRST AMENDMENT EFFECTIVE DATE" has the meaning set forth in Amendment No. 1 to this Agreement dated as of June 9, 1999.

                  SECTION 2. Ratio-Based Pricing Schedule. The Ratio-Based Pricing Schedule to the Credit Agreement is replaced by the Ratio-Based Pricing Schedule attached hereto.


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
                  SECTION 3. Fees. Section 2.08(b) of the Credit Agreement is amended as follows:

         (a) The following is added as paragraph (iv):

                           (iv) The Company shall, on the later of June 9, 1999
                  and the first Domestic Business Day following the First Amendment Effective Date, pay to the Administrative Agent for the account of each First Amendment Bank an additional fee equal to 0.25% of 58% of such First Amendment Bank's Credit Exposure on such date.

         (b) The following is added as paragraph (v):

                           (v) Unless the Partial Refinancing shall have been
                  completed and the Company shall have issued Subordinated Debt in an aggregate principal amount of at least $200,000,000 on or before July 31, 1999, the Company shall, on August 1, 1999, pay to the Administrative Agent for the account of each First Amendment Bank an additional fee equal to 0.25% of 30% of such First Amendment Bank's Credit Exposure on the First Amendment Effective Date.

         (c) The following is added as paragraph (vi):

                           (vi) Unless the Company shall have prepaid not less
                  than $80,000,000 of Loans with the Net Cash Proceeds of the sale of Swift-Armour Sociedad Anonima Argentina on or before July 31, 1999, the Company shall, on August 1, 1999, pay to the Administrative Agent for the account of each First Amendment Bank an additional fee equal to 0.25% of 12% of such First Amendment Bank's Credit Exposure on the First Amendment Effective Date.

                  SECTION 4. Mortgages on Real Property of Domestic Vlasic Companies . Section 5.08(a)(iv) of the Credit Agreement is amended by replacing each occurrence of the date "July 1, 1999" with the date "August 1, 1999".

                  SECTION 5. Debt/EBITDA Ratio. The table in Section 5.13 of the Credit Agreement is amended to read as follows:


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

                      FISCAL QUARTER                                RATIO
                      --------------                                -----
             Fourth Fiscal Quarter of Fiscal 1999                 4.50 to 1
             First Fiscal Quarter of Fiscal 2000                  4.75 to 1
             Second Fiscal Quarter of Fiscal 2000                 4.75 to 1
             Third Fiscal Quarter of Fiscal 2000                  4.75 to 1
             Fourth Fiscal Quarter of Fiscal 2000                 4.25 to 1
             Each Fiscal Quarter thereafter                       4.00 to 1

                  SECTION 6. Fixed Charge Coverage Ratio. The table in Section
         5.14 of the Credit Agreement is amended to read as follows:

                      FISCAL QUARTER                                RATIO
                      --------------                                -----
             Fourth Fiscal Quarter of Fiscal 1999                 2.50 to 1
             Each Fiscal Quarter of Fiscal 2000                   2.25 to 1
             Each Fiscal Quarter of Fiscal 2001                   2.50 to 1
             Each Fiscal Quarter thereafter                       3.00 to 1

                  SECTION 7. Capital Expenditures. The table in Section 5.16 of the Credit Agreement is amended to read as follows:

             FISCAL YEAR                                             AMOUNT
             -----------                                             ------
             1999                                                 $52,000,000
             2000                                                 $41,000,000
             2001                                                 $41,000,000
             2002                                                 $42,000,000
             2003                                                 $42,000,000

                  SECTION 8. Representations of the Company. The Company represents and warrants that (i) the representations and warranties of the Company set forth in Article 4 of the Credit Agreement will be true on and as of the First Amendment Effective Date and (ii) no Default will have occurred and be continuing on such date.

                  SECTION 9. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                  SECTION 10. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  SECTION 11. Effectiveness. This Amendment shall become effective as of the date hereof on the later of June 9, 1999 and the date when the Administrative Agent shall have received (a) from each of the


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         Company, each Domestic Subsidiary and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof and (b) an opinion of the General Counsel of the Company, in form and scope satisfactory to the Administrative Agent, as to the due authorization and validity and binding effect of this Amendment (the "FIRST AMENDMENT EFFECTIVE DATE").


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
                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                              VLASIC FOODS INTERNATIONAL INC.


                              By:______________________________
                                 Name:
                                 Title:


                              MORGAN GUARANTY TRUST COMPANY OF
                                NEW YORK


                              By:______________________________
                                 Name:
                                 Title:


                              THE CHASE MANHATTAN BANK


                              By:______________________________
                                 Name:
                                 Title:


                              BANK OF AMERICA NT&SA


                              By:______________________________
                                 Name:
                                 Title:


                              BANK OF MONTREAL


                              By:______________________________
                                 Name:
                                 Title:


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
                              BARCLAYS BANK PLC


                              By:______________________________
                                 Name:
                                 Title:


                              CITIBANK, N.A.


                              By:______________________________
                                 Name:
                                 Title:


                              DEUTSCHE BANK AG NEW YORK
                                and/or CAYMAN ISLANDS
                                BRANCHES


                              By:______________________________
                                 Name:
                                 Title:

                              By:______________________________
                                 Name:
                                 Title:


                              THE FIRST NATIONAL BANK OF CHICAGO


                              By:______________________________
                                 Name:
                                 Title:

                              FLEET NATIONAL BANK


                              By:______________________________
                                 Name:
                                 Title:


                              MELLON BANK, N.A.


                              By:______________________________
                                 Name:
                                 Title:


                              PNC BANK, NATIONAL ASSOCIATION


                              By:______________________________
                                 Name:
                                 Title:


                              WACHOVIA BANK, N.A.


                              By:______________________________
                                 Name:
                                 Title:


                              THE BANK OF NEW YORK


                              By:______________________________
                                 Name:
                                 Title:

                              THE BANK OF NOVA SCOTIA


                              By:______________________________
                                 Name:
                                 Title:


                              FIRST UNION NATIONAL BANK


                              By:______________________________
                                 Name:
                                 Title:


                              SUNTRUST BANK, ATLANTA


                              By:______________________________
                                 Name:
                                 Title:


                              By:______________________________
                                 Name:
                                 Title:


                              WESTDEUTSCHE LANDESBANK
                                GIROZENTRALE NEW YORK
                                BRANCH

                              By:______________________________
                                 Name:
                                 Title:


                              By:______________________________
                                 Name:
                                 Title:

                              BANCA NAZIONALE DEL LAVORO
                                S.p.A.-NEW YORK BRANCH


                              By:______________________________
                                 Name:
                                 Title:


                              By:______________________________
                                 Name:
                                 Title:

CONFIRMED AND AGREED TO:

ALIGAR, INC.


By:______________________________
   Name:
   Title:


By:______________________________
   Name:
   Title:


CARGAL, INC.


By:______________________________
   Name:
   Title:


By:______________________________
   Name:
   Title:


VLASIC FOODS DISTRIBUTION COMPANY


By:______________________________
   Name:
   Title:


By:______________________________
   Name:
   Title:

VLASIC FARMS, INC.


By:______________________________
   Name:
   Title:


By:______________________________
   Name:
   Title:


VLASIC FOODS, INC.


By:______________________________
   Name:
   Title:


By:______________________________
   Name:
   Title:


VF BRANDS, INC.


By:______________________________
   Name:
   Title:


By:______________________________
   Name:
   Title:

VLASIC INTERNATIONAL BRANDS INC.


By:______________________________
   Name:
   Title:


By:______________________________
   Name:
   Title:


VLASIC STANDARDS, INC.


By:______________________________
   Name:
   Title:


By:______________________________
   Name:
   Title:


VLASIC INTERNATIONAL SALES INC.


By:______________________________
   Name:
   Title:


By:______________________________
   Name:
   Title:

                          RATIO-BASED PRICING SCHEDULE

         For any day on or after the Grid Pricing Commencement Date, each of "FACILITY FEE Rate", "EURO-DOLLAR MARGIN", "CD MARGIN" and "BASE RATE MARGIN" means the rate per annum set forth below in the applicable row opposite such term and in the column corresponding to the "Pricing Level" that applies for such day.

         If on or before such day, the Partial Refinancing shall have been completed and the Company shall have issued Subordinated Debt in an aggregate principal amount of at least $200,000,000, the following table shall apply for such day:


                             Level I      Level II     Level III    Level IV      Level V     Level VI     Level VII
                             -------      --------     ---------    --------      -------     --------     ---------
Facility Fee Rate             0.150%       0.200%       0.250%       0.250%       0.375%       0.500%        0.500%

Euro-Dollar Margin            0.350%       0.550%       0.875%       1.250%       1.500%       1.750%        2.000%

CD Margin                     0.475%       0.675%       1.000%       1.375%       1.625%       1.875%        2.125%

Base Rate Margin                0            0            0          0.250%       0.500%       0.750%        1.000%

         Otherwise, the following table shall apply for such day:


                             Level I      Level II     Level III    Level IV      Level V     Level VI     Level VII
                             -------      --------     ---------    --------      -------     --------     ---------
Facility Fee Rate             0.150%       0.200%       0.250%       0.250%       0.375%       0.500%        0.500%

Euro-Dollar Margin            0.600%       0.800%       1.125%       1.500%       1.750%       2.000%        2.250%

CD Margin                     0.725%       0.925%       1.250%       1.625%       1.875%       2.125%        2.375%

Base Rate Margin                0            0          0.125%       0.500%       0.750%       1.000%        1.250%


         For purposes of this Schedule, the following terms have the following meanings:

         "APPLICABLE DEBT/EBITDA RATIO" means, on any day, the Debt/EBITDA Ratio at the end of the most recently ended Fiscal Quarter for which the Company has delivered financial statements pursuant to Section 5.01(a) or 5.01(b); provided that, if a Default exists under Section 5.01(a), 5.01(b) or 5.01(c) on such day, the Applicable Debt/EBITDA Ratio for such day shall be deemed to be greater than
4.0 to 1.

         "LEVEL I PRICING" applies for any day if, on such day, the Applicable Debt/EBITDA Ratio is less than 1.5 to 1.


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
         "LEVEL II PRICING" applies for any day if, on such day, the Applicable Debt/EBITDA Ratio is greater than or equal to 1.5 to 1 but less than 2.0 to 1.

         "LEVEL III PRICING" applies for any day if, on such day, the Applicable Debt/EBITDA Ratio is greater than or equal to 2.0 to 1 but less than 2.5 to 1.

         "LEVEL IV PRICING" applies for any day if, on such day, the Applicable Debt/EBITDA Ratio is greater than or equal to 2.5 to 1 but less than 3.0 to 1.

         "LEVEL V PRICING" applies for any day if, on such day, the Applicable Debt/EBITDA Ratio is greater than or equal to 3.0 to 1 but less than 3.5 to 1.

         "LEVEL VI PRICING" applies for any day if, on such day, the Applicable Debt/EBITDA Ratio is greater than or equal to 3.5 to 1 but less than 4.0 to 1.

         "LEVEL VII PRICING" applies for any day if, on such day, no other Pricing Level applies.

         "PRICING LEVEL" refers to the determination of which of Level I, Level II, Level III, Level IV, Level V, Level VI or Level VII Pricing applies for any day.


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